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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 21, 2000
         ---------------------------------------------------------------

                             INTERWEST BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

              Washington              0-26632             91-1691216
              ----------              -------             ----------
    (State or other jurisdiction    (Commission      (IRS Employer Identi-
           of incorporation)        File Number)       fication Number)

                              275 S.E. Pioneer Way
                          Oak Harbor, Washington 98227
                          ----------------------------
                (Address of principal executive offices/Zip Code)

       Registrant's Telephone Number, Including Area Code: (360) 679-4181
       ------------------------------------------------------------------

ITEM 5. OTHER EVENTS

     On June 21, 2000, InterWest Bancorp, Inc. announced non-recurring expenses during the quarter ended June 30, 2000.

ITEM 7. EXHIBITS

     99   Press Release

                                       1
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: June 21, 2000

                                       INTERWEST BANCORP, INC.


                                       By: /s/ Patrick M. Fahey
                                          ---------------------------------
                                           Patrick M. Fahey
                                           President and Chief Executive Officer